Exhibit 99.1
AIRCRAFT PURCHASE AND SALE AGREEMENT
     THIS AIRCRAFT PURCHASE AND SALE AGREEMENT (the “Agreement”) is dated as of October ___, 2007, by and between Stoneridge, Inc., with an address at 9400 East Market Street, Warren, Ohio 44484 (hereinafter referred to as “Seller”), and N384JW, LLC, with an address at 32 West State Street, Sharon, PA 16146 (hereinafter referred to as “Buyer”).
SECTION 1 PURCHASE AND SALE OF AIRCRAFT
     1.1 Agreement to Sell and Buy. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell, transfer, and deliver to Buyer, and Buyer agrees to purchase, one used Learjet 60 aircraft, Serial Number 130, Registration Number N90MC, with two (2) Pratt & Whitney 305A engines, bearing manufacturer’s serial numbers PCE-CA0096 and PCE-CA0095 together with all parts, items of equipment, instruments, components, and accessories installed therein or thereon, as defined by Exhibit “A” in all material respects, attached hereto and made a part hereof, additional loose equipment as defined by Exhibit “A-1” and including all spare parts, logbooks, flight and operation manuals, wiring diagrams, maintenance manuals and any other records, paperwork and warranty documentation in Seller’s possession pertaining to the Aircraft and its operation (collectively, the “Aircraft”).
     1.2 Purchase Price; Terms of Payment. The purchase price of the Aircraft shall be Seven Million One Hundred Fifty Thousand U.S. Dollars (US$7,150,000) (the “Purchase Price”), which shall be paid as follows:
          1.2.1 Prior to the execution of this Agreement, Buyer has placed a One Hundred Fifty Thousand U.S. Dollar (US$150,000) deposit (the “Deposit”) with Insured Aircraft Title Service in Oklahoma City, Oklahoma, as escrow agent (“Escrow Agent”). Upon execution of this Agreement, the Deposit shall be non-refundable and applied to the Purchase Price at closing, subject to Seller delivering the Aircraft in accordance with the terms of this Agreement and the Seller’s timely repair of any Discrepancies, except as provided under the terms and conditions in Sections 1.4 and 1.5.
          1.2.2 Upon Buyer’s acceptance of delivery of the Aircraft, as evidenced by Buyer’s execution of a Delivery Receipt in the form of Exhibit “B” attached hereto and made a part hereof, Buyer shall pay the balance of the Purchase Price or the sum of Seven Million U.S. Dollars (US$7,000,000), by wire transfer of immediately available U.S. funds to the Escrow Agent, on receipt of which the Escrow Agent shall simultaneously release the Title Documents as defined in Section 1.3.4 to Buyer and the Purchase Price as directed by Seller.

     1.3 Delivery of the Aircraft.
          1.3.1 Seller shall deliver and Buyer shall accept the Aircraft at the Inspection Facility (Inspection Location). Seller shall position the aircraft at buyer’s request to another mutually agreeable location which permits Buyer to obtain a state sales tax exemption status in connection with the delivery and sale (the “Delivery Location”) within five (5) business days following the completion of the Inspection and correction of airworthiness items and discrepancies as provided in Section 2.2 (the “Closing Date”). Buyer will bear the cost of repositioning the Aircraft if buyer requests such repositioning away from the Inspection Location.
          1.3.2 Title to, and risk of loss, injury, destruction, or damage to the Aircraft by fire or other casualty or occurrence, shall pass to Buyer at the time of Buyer’s acceptance of delivery of the Aircraft, which shall be evidenced by the concurrent delivery to Seller by Buyer’s representative of a Delivery Receipt in the form of Exhibit “B”.
          1.3.3 Seller will deliver to Buyer at the time of delivery of the Aircraft, all logbooks, flight and operation manuals, and any other records and paperwork in Seller’s possession pertaining to the Aircraft and its operation.
          1.3.4 Seller agrees to deliver to the Escrow Agent in advance of the Closing Date: (i) an FAA Bill of Sale Form 8050-2; (ii) a Warranty Bill of Sale as attached hereto as Exhibit “C” and made a part hereof; and (iii) any other documentation required to be filed with the FAA for the discharge of any liens or encumbrances on the Aircraft to evidence transfer of good and marketable title to the Aircraft unto Buyer, free and clear of all claims, liens, mortgages, or encumbrances of any kind or character (the “Title Documents”).
     1.4 Failure or Delay in Performance. Seller shall not be liable for any failure of or delay in delivery of the Aircraft if such failure or delay is due to Acts of God or the public enemy; civil war, insurrection, or riots; fires or explosions; accidents, strikes, or labor disputes; or Seller’s inability to obtain materials, accessories, equipment or parts from vendors on terms anticipated; or any other cause beyond Seller’s reasonable control for a period of thirty (30) days from the date of the occurrence; in which event, either party may cancel this Agreement whereupon the Deposit shall be returned by the Escrow Agent to Buyer and upon delivery of the Deposit to Buyer this Agreement shall terminate and be of no further force or effect.
     1.5 Default by Buyer. In the event Buyer fails to accept delivery of the Aircraft in accordance with the terms and conditions set forth in this Agreement and after five (5) business days from written notice to Buyer (providing Seller is in full compliance with all of its obligations under this Agreement), Seller’s remedy shall be to cancel this Agreement, retain the Deposit as liquidated damages (and not as a penalty), whereupon neither party hereto shall have any further rights or obligations to the other with respect to the Aircraft.

     1.6 Default by Seller. Subject to Section 1.4 above, in the event Seller fails for any reason other than default by Buyer under Section 1.5 above to deliver the Aircraft in accordance with the terms and conditions of this Agreement and after two (2) business days from written notice to Seller, Buyer may declare Seller in default, cancel this Agreement, and instruct the Escrow Agent to return the Deposit to Buyer, and upon return of the Deposit, neither party shall have any further liability to the other. Cancellation of this Agreement, and the return of the Deposit shall be Buyer’s sole and exclusive remedy in the event of a default by Seller.
SECTION 2 CONDITION OF THE AIRCRAFT
     2.1 Buyer shall have the right to confirm through the Inspection that the Aircraft is in the following condition:
          2.1.1 in an airworthy condition, with all systems functioning in accordance with the manufacturer’s specifications;
          2.1.2 current on the manufacturer’s recommended maintenance program with all calendar and hourly inspections current through the date of delivery;
          2.1.3 in compliance with all FAA Airworthiness Directives and Manufacturer’s Mandatory Service Bulletins;
          2.1.4 with no damage history; and
          2.1.5 current and paid up on the ESP program with respect to the engines and the CAMP maintenance tracking program, Seller’s responsibilities for said programs terminate on closing date;
     2.2 Inspections.
          2.2.1 Visual Inspection. Buyer has conducted a Visual l Inspection of the Aircraft and its records at Youngstown Warren Regional Airport on September 22, 2007 (the “Visual Inspection”) and has found the Aircraft to be acceptable.
          2.2.2 Inspection. Provided that Buyer accepts the Aircraft following the Visual Inspection, Seller shall position the Aircraft at the Bombardier Service Center, located in Dallas, Texas (the “Inspection Facility”) on or about October 8, 2007. Seller will conduct a Phase A and B inspection of the Aircraft at Seller’s sole cost (the “Seller’s Inspection”). Buyer shall have the right to observe and evidence the Seller’s Inspection conducted by the Inspection Facility and be entitled to receive copies of any and all inspection reports generated during the Seller’s Inspection. Concurrently with Seller’s Inspection, Buyer shall have the right to conduct a log book review of the Aircraft (the “Buyer’s Inspection”). Buyer shall be responsible for the cost of the Buyer’s Inspection. Seller shall be responsible for the cost to move the Aircraft to the Inspection Facility and for the cost to correct any airworthiness items and discrepancies identified by the Inspection Facility during the Buyer’s Inspection and Seller’s Inspection required to make the Aircraft conform to the condition specified in Section 2.1 (the “Discrepancies”).
     2.3 Warranties of Seller and Disclaimer. NOTWITHSTANDING ANY OTHER PROVISIONS OF THE AGREEMENT, BUYER HEREBY ACKNOWLEDGES THAT SELLER IS NOT THE MANUFACTURER OF THE AIRCRAFT, THAT THE AIRCRAFT IS OF MAKE, SIZE, DESIGN AND CAPACITY DESIRED BY BUYER FOR THE PURPOSES INTENDED BY BUYER, THAT THE AIRCRAFT IS A USED AIRCRAFT, THAT THE AIRCRAFT IS BEING SOLD “AS IS, WHERE IS” AND THAT SELLER ACCEPTS NO RESPONSIBILITY WHATSOEVER FOR ITS CONDITION. BUYER HEREBY RELEASES, VAIVES, RENOUNCES AND DISCLAIMS ALL OBLIGATIONS AND LIBILITIES OF SELLER AND ALL RIGHTS CLAIMS AND REMEDIES OF BUYER AGAINST SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT (WEATHER LATENT OR DISCOVERABLE) IN THE AIRCRAFT, INCLUDING, BUT NOT LIMITED TO: (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; (B) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; (C) ANY OBLIGATION, LIABILITY, RIGHT CLAIM OR REMEDY IN TORT OR STRICT LIABILITY, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF SELLER ACTUAL OR IMPUTED; AND (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO THE AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE AIRCRAFT OR FOR ANY DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES. SELLER SPECIFICALLY DISCLAIMS ANY WARRANTY, EXPRESS OR IMPLIED REGARDING THE CONDITION OF THE AIRCRAFT OR ITS ENGINES AND EQUIPMENT AND ANY WORK PERFORMED UPON SAID AIRCRAFT OR COMPONENTS THEREOF OR THE ACCURACY OF ANY ENTRIES, INFORMATION OR CERTIFICATION CONTAINED IN THE AIRCRAFT LOGBOOKS; AND BUYER HEREBY ACKNOWLEDGES AND AGREES TO SUCH DISCLAIMER. , except that Seller represents and warrants that on the delivery of the Aircraft;
          2.3.1 Seller will have full power and authority to transfer title to the Aircraft unto Buyer.
          2.3.2 On the Closing Date, Seller will deliver good title to the Aircraft, free and clear of all claims, interests and encumbrances.
     2.4 BUYER HEREBY ACKNOWLEDGES THAT BUYER MUST RELY, AND HAS RELIED, ABSOLUTELY ON ITS OWN OPINION AND/OR ITS PROFESSIONAL ADVISORS CONCERNING THE AIRCRAFT, THE QUALITY, STATE AND CONDITION OF THE AIRCRAFT, ITS FITNESS AND/OR SUITABILITY FOR ANY PURPOSE, THE POSSIBILITY THAT THE AIRCRAFT OR ANY PART THEREOF MAY HAVE DEFECTS

NOT APPARENT ON INSPECTION AND EXAMINATION OR THE REASONS BUYER HAS OR SHOULD HAVE FOR PURCHASING THE AIRCRAFT.
     2.5 THE PROVISIONS OF THIS SECTION 2 SHALL SURVIVE THE CLOSING.
SECTION 3 MISCELLANEOUS
     3.1 Assignment of Warranties. Subject to Section 2.3 above, all remaining assignable manufacturer’s warranties (express or implied) which are still in effect with respect to the Aircraft, are hereby assigned to Buyer, its assigns and successors at the time of delivery and Seller agrees to take such other reasonable steps as will enable Buyer to process warranty claims directly with the manufacturers as long as it is at no expense to Seller.
     3.2 Like Kind Exchange. Buyer may also, upon written notice to Seller, assign its rights to buy the Aircraft to an entity for purposes of qualifying this transaction as a tax-deferred exchange under the provisions of Section 1031 of the Internal Revenue Code of 1986, as amended and the Regulations thereunder and Revenue Procedure 2000-37. Seller agrees to use reasonable efforts to cooperate with Buyer with respect to this tax-deferred exchange, including the execution at the time of performance of all documents, pursuant to the provisions of Section 1031 of the Internal Revenue Code and the Treasury Regulations thereunder, provided that: (a) Seller incurs no additional cost or expense in connection with the exchange; (b) Buyer agrees to indemnify and hold Seller harmless from and against all liability arising out of its cooperation in effecting the exchange as requested by Buyer.
     3.3 U.S. Registration Number. Seller will retain the US. Registration Number N90MC (“Old Tail Number”). Promptly following the execution of this Agreement, Buyer shall apply for a new U.S. Registration Number for the Aircraft (“New Tail Number”) and inform Seller of such. Prior to Closing, Seller shall cause the Inspection Facility to paint the New Tail Number on the Aircraft at Seller’s expense. In the event that, as of the Closing Date, the FAA has not approved the New Tail Number prior to Closing, Seller shall cause the Inspection Facility to create a temporary decal of the Old Tail Number and apply the decal to the Aircraft at Seller’s expense, such expense not to exceed $ $6,000.000, which decal Buyer shall remove at its expense promptly upon receiving FAA approval of the New Tail Number.
     3.4 Taxes. Buyer shall pay, and shall indemnify and hold Seller harmless from, all sales, use, personal property, value added, stamp, or other similar taxes, fees, (but excluding taxes on income or gain realized by Seller), together with any penalties, fines, or interest thereon, which may be assessed or levied by any federal, state, local or other taxing authority as a result of Buyer’s purchase of the Aircraft or acceptance for purchase.

     3.5 Benefit and Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns of the corporate parties.
     3.6 Applicable Law and Jurisdiction. This Agreement, and any and all of the rights and obligations of the parties hereunder or in any way arising out of or relating hereto and any dispute is any manner relating to the foregoing shall be governed by, and construed, enforced and determined in accordance with, the laws of the State of Ohio.
     3.7 Severability. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     3.8 Execution in Counterparts. This Agreement may be executed by facsimile and in counterparts, each of which shall constitute an original document.
     3.9 Escrow Agent. Buyer and Seller agree to share equally in the payment of any and all escrow fees payable to Escrow Agent in connection with the purchase and sale of the Aircraft.
     3.10 Cape Town Treaty. The parties acknowledge that the transaction that is the subject of this Agreement may be subject to the Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment (collectively, the “Cape Town Convention”). Buyer and Seller shall each take any and all actions necessary to establish an account on the International Registry as a Transaction User Entity, appoint an Approved Administrator User, and designate Escrow Agent as its Professional User Entity to comply with the Cape Town Convention. At Closing, Seller will consent to the registration described herein in accordance with the Cape Town Convention. Buyer will be responsible for any fees associated with this registration.
     3.11 Notices. This Agreement shall not be modified or amended except by an instrument in writing signed by authorized representatives of the parties. All notices or requests hereunder shall be sent via overnight or express mail to the addresses hereinabove set forth (or to such other address as may later be designated in writing). On the same day such notice or request is mailed, the party sending the notice shall also provide a copy by facsimile. The facsimile number of the Seller is (330) 856-3618 and the facsimile number of the Buyer is (___) ___-___.
     3.12 Entire Agreement. This Agreement, all exhibits hereto, and all documents and certificates to be delivered by the parties pursuant hereto collectively represent the entire understanding and agreement between Buyer and Seller with respect to the subject matter of this Agreement. This Agreement supersedes all prior negotiations between Buyer and Seller, and all letters of intent and other writing relating to such negotiations, and cannot be amended, supplemented, or modified except by an agreement in writing which makes specific reference to this Agreement and which is signed by the party against which enforcement of any such amendment, supplement, or modification is sought.
     3.13 Confidentiality. The terms and conditions of this Agreement shall remain confidential between the parties unless disclosure is required by a competent court or tribunal or otherwise required by applicable law.
REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
     IN WITNESS WHEREOF, this Agreement has been executed by Buyer and Seller as of the date first above written.

SELLER: Stoneridge, Inc.
By:	/s/ George E. Strickler
	Name:	George E. Strickler
	Title:	Executive Vice President, CFO and Treasurer

BUYER: N384JW, LLC
By:	/s/ James E. Winner Jr.
	Name:	James E. Winner Jr.
	Title:	Chairman

Agreed and Accepted Insured Aircraft Title Services (as Escrow Agent)
By:
Name:
Title:

EXHIBIT A
1998 Learjet 60
Serial Number 130      Registration N90MC

Airframe	Engines: Pratt & Whitney 305A
	# 1	#2
5,287 Total Hours	5,140	5,140 Hours Since New
4,036 Total Landings	3,935	3,935 Cycles Since New
	PCE-CA0096	PCE-CA0095 Serial Numbers

Pratt & Whitney ESP Gold Program	APU: Gemini Sundstrad T-20G-10C3
CAMP Maintenance Program	1,505	Hours Since New
Fresh A/B/C/D Insp. c/w June 2006	4,550	Cycles Since New
Fresh Minor & 300 hr. IBR Insp. c/w April 2007	SP-E980290 Serial Number

Avionics
Collins IDS-850 4-Tube EFIS	Rosemount Temp. Probe
Dual Collins VHF-422B Comms w/8.33 SpacingCollins	FCS-850 Flight Control System
Dual Collins VIR-432 Navs	KHF-950 HF Radio w/Selcal
Collins ADF-462 ADF	Collins ALT-55B Radio Altimeter
Dual Collins DME-442 DME’s	Dual Channel Magnastar C- 2000 FlightPhone
Dual Collins TDR-94D Transponders	Universal Cockpit Voice Recorder
Collins TWR-850 Radar System	Allied Signal Mark V EGPWS
Dual Universal UNS-1C FMS	-w/ Windshear Alert
TCAS II w/ Change 7	406 ELT with Nav Interface
Features/Options

RVSM Compliant	UniLink In-Flight Information System
8.33 Spacing/FM Immunity	Warming Oven
Airshow 400	Aft Pyramid Cabinets
Fwd 14” Monitor	Pulsating Lights
Aft 8” Monitor	Tail Recognition Lights
CD Player w/ VHS
SPECIFICATIONS SUBJECT TO VERIFICATION
*Aircraft Times to be adjusted for actual at closing

EXHIBIT A-1
LOOSE EQUIPMENT
1)	Jacks

2)	Jack pads

3)	Tow bar

4)	Lav Service Cart

EXHIBIT B
DELIVERY RECEIPT
     THIS DELIVERY RECEIPT is delivered, as of the date set forth below, by N384JW, LLC, or his assigns (“Buyer”), to Stoneridge, Inc., (“Seller”), pursuant to the Aircraft Purchase and Sale Agreement between Seller and Buyer dated October ___, 2007 (the “Agreement”).
     Buyer hereby indicates and confirms to Seller that Buyer has, at _______ (am/pm) on _________ ___, _____ at _______, _______, in accordance with the provisions of the Agreement accepted one Learjet 60 Aircraft, Serial Number 130, Registration Number N90MC, together with all parts, items of equipment, instruments, components and accessories installed therein or thereon, including the two (2) Pratt & Whitney 305A engines having manufacturer’s serial numbers PCE-CA0096 and PCE-CA0095 (collectively, the “Aircraft”).
Aircraft Total Time:                                                         Aircraft Total Landings:
Engine#1 Total Hours:                                                Engine #2 Total Hours:
     BUYER ACKNOWLEDGES THAT HE HAS INSPECTED THE AIRCRAFT AND EQUIPMENT AND THE RECORDS RELATING THERETO AND THE AIRCRAFT, EQUIPMENT, AND RECORDS ARE FULLY SATISFACTORY TO HIM. EXECUTION AND DELIVERY OF THIS DELIVERY RECEIPT BY BUYER SHALL BE CONCLUSIVE EVIDENCE FOR ALL PURPOSES THAT THE AIRCRAFT, EQUIPMENT, AND RECORDS RELATED THERETO, AS DELIVERED, ARE FULLY SATISFACTORY TO BUYER AND IN ACCORDANCE WITH THE AGREEMENT.
     IN WITNESS WHEREOF, Buyer or his assigns has caused this instrument to be executed and delivered by his duly authorized officer at the date and time of delivery set forth above.
Buyer
N384JW, LLC

By:

Name:

Title:

EXHIBIT C
     WARRANTY AIRCRAFT BILL OF SALE
     For valuable consideration, Stoneridge, Inc. (“Seller”), owner of the full legal and beneficial title to:
     One used Learjet 60 aircraft, Serial Number 130, Registration Number N90MC, with (2) Pratt & Whitney 305A Engines, bearing manufacturer’s serial numbers PCE-CA0096 and PCE-CA0095 and all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment or property installed on or attached to such airframe and engines (collectively, the “Aircraft”).
     The Seller hereby warrants to N384JW, LLC (“Buyer”), their successors and assigns, that there is hereby conveyed to Buyer on this ___ day of ___________, 2007, good and marketable title to the Aircraft, free and clear of all mortgages, liens, charges, claims, encumbrances, security interests, transfer restrictions and rights of others and that Seller will warrant and defend such title forever against all claims and demands whatsoever.
     IN WITNESS WHEREOF, the undersigned has executed this Warranty Aircraft Bill of Sale this ___ day of ___________, 2007.

Seller Stoneridge, Inc.
By:
Name:
Title: